Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, That the undersigned directors of Diebold Nixdorf, Incorporated, a corporation organized and existing under the laws of the State of Ohio (the "Registrant"), do for themselves and not for another, constitute and appoint Jonathan B. Leiken, a true and lawful attorney-in-fact in their names, place and stead, to execute and file (1) one or more Registration Statements on Form S-8 (the "Form S-8 Registration Statement") with respect to the registration under the Securities Act of 1933 of the Registrant's common shares issuable in connection with the Registrant's 2017 Equity and Performance Incentive Plan, (2) any and all amendments, including post-effective amendments, supplements and exhibits to the Form S-8 Registration Statement and (3) any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority or exchange with respect to the securities covered by the Form S-8 Registration Statement, with full power and authority to do and perform any and all acts necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned by themselves could do if personally present. The undersigned directors ratify and confirm all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

The undersigned have hereunto set their hands as of the date set opposite their signature.

Signature	Date

/s/ Jürgen Wunram	April 26, 2017
Jürgen Wunram

/s/ Patrick W. Allender	April 26, 2017
Patrick W. Allender

/s/ Phillip R. Cox	April 26, 2017
Phillip R. Cox

/s/ Richard L. Crandall	April 26, 2017
Richard L. Crandall

/s/ Alexander Dibelius	April 26, 2017
Alexander Dibelius

/s/ Dieter Düsedau	April 26, 2017
Dieter Düsedau

/s/ Gale S. Fitzgerald	April 26, 2017
Gale S. Fitzgerald

/s/ Gary G. Greenfield	April 26, 2017
Gary G. Greenfield

/s/ Robert S. Prather, Jr.	April 26, 2017
Robert S. Prather, Jr.

/s/ Rajesh K. Soin	April 26, 2017
Rajesh K. Soin

/s/ Henry D. G. Wallace	April 26, 2017
Henry D. G. Wallace

/s/ Alan J. Weber	April 26, 2017
Alan J. Weber